                                             UAM Funds
                                             Funds for the Informed Investor/sm/

Pell Rudman
Mid-Cap Growth Portfolio
Annual Report

                                                                  April 30, 2001

                                                                          UAM(R)
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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                                            APRIL 30, 2001

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                          TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ...................................................   1

Statement of Net Assets ................................................   5

Statement of Operations ................................................  10

Statement of Changes in Net Assets .....................................  11

Financial Highlights ...................................................  12

Notes to Financial Statements ..........................................  13

Report of Independent Accountants ......................................  18

Federal Income Tax Information .........................................  19

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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO

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April 30, 2001
Dear Shareholder:

We welcome this opportunity to review the economic and market conditions that have affected the Pell Rudman Mid-Cap Growth Portfolio during the year ended April 30, 2001 as well as the critical tenets of our investment philosophy.

Performance Summary

From April 30, 2000 through April 30, 2001, the Portfolio produced a return of -13.60%.

Overview of Economic and Market Conditions

The long anticipated slowdown in the economy finally surfaced for real in late 2000, with mixed results for financial markets. Major stock indices were flat to down, while declining bond yields boosted fixed income returns. This past year has been the toughest year for the U.S. equity markets since 1990.

We begin the new year with a very different set of economic issues than existed twelve months ago. Headline concerns have shifted from "overheating and inflation" to "recession and deflation." What happened? Most important, the Federal Reserve shifted to inflation-fighting mode by engineering a cumulative 1.75% hike in short-term interest rates between June 1999 and May 2000. The goal was to extinguish budding signs of inflation by slowing the economy to a moderate growth path.

The Fed may indeed achieve this goal. However, monetary policy is a blunt instrument, often overshooting or undershooting its desired target. Recent economic indicators point not to a gentle downshift in the economy but something closer to a jab on the brake pedal. Trends in consumer spending, industrial output, housing, and capital investments have all weakened markedly in the second half of 2000. Other factors weighed on the economy as well: dramatically higher energy prices, a very strong U.S. currency, and the psychological negative of the NASDAQ's dramatic reversal of fortune. Not surprising, this also produced weaker corporate earnings reports -- a major source of negative equity returns last year.

A slow-growth environment is likely to prevail through the first half of 2001. Importantly, the Federal Reserve has sent a bold message that help is on the way. The Fed's acknowledgement in December that "risks are weighted mainly toward conditions that may generate economic weakness" was backed up with dramatic reductions in short-term interest rates. While the direct impact of both monetary-and fiscal-policy moves takes time to work through the system, these changes are

                                       1
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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO

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likely to bolster the flagging confidence that produced weaker economic and market conditions in the latter half of 2000.

Investment Outlook and Philosophy

It is our belief that we are not far from the point at which investors begin to anticipate an eventual rebound in the economy. When this occurs, companies that have industry-leading characteristics, strong management, and consistent earnings records are likely to be favored by investors. In other words, solid and sustainable growth will likely be favored over maximum growth, higher risk alternatives. We believe that our philosophy of owning quality growth companies will benefit from this environment.

Without underestimating the pain equity investors have experienced, three of our core principles are worth restating here:

 .    Significant corrections in equity prices are inevitable; they should not force a short-term change in a long-term investment program. The ability to withstand these periods of high volatility is the most important element of achieving solid long-term returns from equity investments. The steep decline in equity prices was triggered largely by the correction of overvalued technology stock prices. Earlier corrections also have been caused by singular events that are apparent only in retrospect.

 .    Concentrating the investment program in popular investment "trends" can be disastrous. There is great danger in sacrificing broad diversification for the opportunity to participate in popular investment strategies. The technology stock craze of the past two years is similar to investor fascination with emerging-market investments in the mid-1990s, which led to similar results.

 .    A commitment to investments in companies of high financial quality with high earnings growth potential is the best investment strategy over time. This remains our underlying investment philosophy. Our unwillingness to change focus and participate more heavily in the technology sector caused our returns to trail the most aggressive growth indices during 1999. We are pleased that our "quality growth" strategy protected portfolios quite well during 2000 relative to our benchmarks.

Portfolio Analysis

The Pell Rudman Mid-Cap Growth Portfolio outperformed its benchmark by almost 16% in the past year with a return of -13.60% compared with -29.43% for the Russell Mid-Cap Growth Index. Much of this out-performance is a result of industry selection within the Technology sector. Internet companies are classified as part of the Computer Software industry. We have been skeptical about the quality of

                                       2
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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO

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earnings and extreme valuations in the Computer Software industry and deliberately under-weighted the industry. We kept our Technology weighting in line with the Index by over-weighting more established and consistent growth stocks in Data Process Services and Semiconductors. These moves combine for over 10% of the Portfolio's positive relative performance. The remaining 6% is attributable to strong overall stock selection. Most notable are Affiliated Computer Services, Concord EFS and Laboratory Corp with returns of 117%, 108% and 90%, respectively.

Near-term market conditions may remain volatile and we do not believe the economy is going to enjoy a quick or easy rebound. However, the major adjustment mechanisms that will ultimately produce a "bottom" for the economy and stock prices are well underway. As the decline of earnings estimates slows and earnings revisions turn positive, stock prices should begin to increase. Current prospects for monetary relief are quite favorable. During this uncertain time, our Portfolio is fully invested and is positioned for a rebound.

Pell Rudman Trust Company, N.A.

    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.
          There are no assurances that a portfolio will meet its stated
                                  objectives.

   A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                      Definition of the Comparative Index
                      -----------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

Russell Mid-Cap Growth Index is an unmanaged index of U.S. companies with mid market capitalization that exhibit higher price-to-book ratios and higher forecasted growth values.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO

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 Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN**
FOR PERIODS ENDED APRIL 30, 2001

                      Since
1 Year               9/10/98*

-13.60%               20.81%

                                    [GRAPH]

Initial Investment Date                 9/10/98    Apr 99    Apr 00    Apr 01
-----------------------                 -------    ------    ------    ------
Pell Rudman Mid-Cap Growth Portfolio    $10,000    $12,751   $19,061   $16,469
Russell Mid Cap Growth Index            $10,000    $14,710   $22,510   $15,876

Index Start Date                        8/31/98

*    Beginning of operations. Index comparisons begin on 8/31/98.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                     A portfolio's performance assumes the
                reinvestment of all dividends and capital gains.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                                            APRIL 30, 2001

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 STATEMENT OF NET ASSETS
 COMMON STOCKS - 98.3%

                                                     Shares         Value
                                                  ----------       ----------
AUTOMOTIVE -- 1.4%
   Harley-Davidson...............................    5,810         $  267,783
                                                                   ----------
BANKS -- 1.9%
   Northern Trust................................    2,570           167,127
   TCF Financial.................................    5,690           216,391
                                                                   ----------
                                                                     383,518
                                                                   ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.5%
   Cablevision Systems, Cl A*....................    3,165           217,594
   Entercom Communications*......................    5,690           259,578
   NTL*..........................................    7,268           211,426
                                                                   ----------
                                                                     688,598
                                                                   ----------
CHEMICALS -- 2.5%
   Cambrex.......................................    5,240           243,765
   Millipore.....................................    4,190           240,296
                                                                   ----------
                                                                     484,061
                                                                   ----------
COMMUNICATIONS EQUIPMENT -- 1.7%
   Brocade Communications System*................    4,080           154,999
   Comverse Technology*..........................    2,720           186,320
                                                                   ----------
                                                                     341,319
                                                                   ----------
COMPUTERS & SERVICES -- 3.0%
   Affiliated ComputerServices, Cl A*............    6,615           476,280
   Exodus Communications*........................   11,215           107,664
                                                                   ----------
                                                                     583,944
                                                                   ----------
FINANCIAL SERVICES -- 6.4%
   Bisys Group...................................    8,500           409,700
   Capital One Financial.........................    4,765           299,528
   Federated Investors, Cl B.....................    4,510           131,466
   Fiserv*.......................................    7,765           429,715
                                                                   ----------
                                                                   1,270,409
                                                                   ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                                            APRIL 30, 2001

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COMMON STOCKS - continued

                                                     Shares           Value
                                                   ----------      ----------
HEALTH -- 5.3%
   Caremark Rx*...................................  13,000          $206,050
   Express Scripts, Cl A*.........................   4,300           365,070
   Laboratory Corp Of America Holdings*...........   3,300           465,300
                                                                   ----------
                                                                   1,036,420
                                                                   ----------
INSURANCE -- 3.2%
   Aflac..........................................   6,990           222,282
   AMBAC Financial Group..........................   3,092           166,381
   Oxford Health Plans*...........................   7,740           240,714
                                                                   ----------
                                                                     629,377
                                                                   ----------
MACHINERY -- 2.1%
   Danaher........................................   4,995           279,770
   Donaldson......................................   5,140           142,275
                                                                   ----------
                                                                     422,045
                                                                   ----------
MEASURING DEVICES -- 1.7%
   Applied Biosystems Group - Applera.............   3,755           120,385
   Garmin*........................................   5,260           110,460
   Waters*........................................   2,041           106,540
                                                                   ----------
                                                                     337,385
                                                                   ----------
MEDIA-TV/RADIO/CABLE -- 5.3%
   Gemstar-TV Guide International*................   4,881           202,659
   Univision Communications, Cl A*................   6,475           283,022
   USA Networks*..................................   9,690           242,734
   Westwood One*..................................  11,845           310,931
                                                                   ----------
                                                                   1,039,346
                                                                   ----------
MEDICAL PRODUCTS & SERVICES -- 5.4%
   Lincare Holdings*..............................   5,525           275,532
   Minimed*.......................................   6,615           264,203
   Patterson Dental*..............................   8,725           266,636
   Quest Diagnostics*.............................   2,080           256,256
                                                                   ----------
                                                                   1,062,627
                                                                   ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                                            APRIL 30, 2001

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COMMON STOCKS - continued

                                                    Shares           Value
                                                  ----------       ----------
MISCELLANEOUS BUSINESS SERVICES -- 8.3%
   BEA Systems*..................................    6,300        $  257,355
   Concord EFS*..................................   12,667           589,649
   CSG Systems International*....................    6,618           385,234
   Paychex.......................................   11,655           402,797
                                                                  -----------
                                                                   1,635,035
                                                                  -----------
MISCELLANEOUS MANUFACTURING -- 6.1%
   Blyth.........................................    7,940           181,826
   Celestica.....................................    4,440           226,884
   Flextronics International.....................   12,420           333,974
   Sanmina*......................................   10,280           299,662
   SCI Systems*..................................    6,535           166,969
                                                                  -----------
                                                                   1,209,315
                                                                  -----------
NATURAL GAS -- 1.3%
   Dynegy, Cl A..................................    4,400           254,540
                                                                  -----------
PETROLEUM & FUEL PRODUCTS -- 4.5%
   Ensco International...........................    4,720           183,608
   Grant Prideco*................................    9,625           192,500
   Nabors Industries*............................    3,540           211,055
   Weatherford International*....................    5,320           309,784
                                                                  -----------
                                                                     896,947
                                                                  -----------
PHARMACEUTICALS -- 3.0%
   Alza*.........................................    3,470           158,648
   COR Therapeutics*.............................    6,490           201,190
   Forest Laboratories*..........................    3,940           240,931
                                                                  -----------
                                                                     600,769
                                                                  -----------
PROFESSIONAL SERVICES -- 2.1%
   Apollo Group, Cl A*...........................    7,187           223,516
   DeVry*........................................    6,080           192,189
                                                                  -----------
                                                                     415,705
                                                                  -----------
RESTAURANTS -- 2.2%
   CEC Entertainment*............................    5,125           262,656
   Jack in the Box*..............................    6,315           167,158
                                                                  -----------
                                                                     429,814
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                                            APRIL 30, 2001

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COMMON STOCKS - continued

                                                     Shares            Value
                                                   ----------       ----------
RETAIL -- 7.3%
   Bed Bath & Beyond*...........................    11,570          $327,662
   Dollar General...............................     9,635           158,977
   Dollar Tree Stores*..........................     6,492           135,813
   Ethan Allen Interiors........................     7,845           278,498
   Men's Wearhouse*.............................     5,585           142,138
   TJX..........................................     7,780           243,747
   Whole Foods Market*..........................     3,260           158,436
                                                                   ----------
                                                                   1,445,271
                                                                   ----------
SEMICONDUCTORS/INSTRUMENTS -- 10.8%
   Altera*......................................    15,050           380,615
   Applied Micro Circuits*......................     2,350            61,147
   Integrated Device Technology*................     6,135           240,308
   Lattice Semiconductor*.......................     7,730           190,390
   Linear Technology............................     6,645           319,226
   Maxim Integrated Products*...................    11,135           566,215
   Microchip Technology*........................    12,788           369,957
                                                                   ----------
                                                                   2,127,858
                                                                   ----------
TELEPHONES & TELECOMMUNICATION -- 4.2%
   American Tower, Cl A*........................     8,555           229,274
   Crown Castle International*..................     7,420           181,716
   Time Warner Telecom, Cl A*...................     3,215           162,840
   US Cellular*.................................     3,705           244,530
                                                                   ----------
                                                                     818,360
                                                                   ----------
TEXTILES & APPAREL -- 1.0%
   Jones Apparel Group*.........................     5,150           204,661
                                                                   ----------
TRUCKING -- 0.7%
   C.H. Robinson Worldwide......................     5,076           137,357
                                                                   ----------
WHOLESALE -- 3.4%
   Bergen Brunswig, Cl A........................    11,070           202,581
   BJ's Wholesale Club*.........................     7,390           334,767
   United Stationers*...........................     4,620           131,531
                                                                   ----------
                                                                     668,879
                                                                   ----------
   TOTAL COMMON STOCKS
     (Cost $16,819,047).........................                 $19,391,343
                                                                 ------------


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                                            APRIL 30, 2001

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SHORT-TERM INVESTMENT -- 2.0%

                                                    Face
                                                   Amount            Value
                                                ------------       ----------
REPURCHASE AGREEMENT -- 2.0%
   Chase Securities, Inc. 4.30%, dated 05/01/01
     to be repurchased at $400,048,
     collateralized by $394,022 of various
     U.S. Treasury Obligations valued at
     $412,915 (Cost $400,000).................... $400,000          $400,000
                                                                 ------------
   TOTAL INVESTMENTS -- 100.3%
     (Cost $17,219,047)..........................                 19,791,343
                                                                 ------------
   OTHER ASSETS AND LIABILITIES, NET -- (0.3%)...                    (49,827)
                                                                 ------------

NET ASSETS CONSIST OF:
   Paid in Capital...............................                 19,233,943
   Accumulated Net Realized Loss on Investments..                 (2,064,723)
   Net Unrealized Appreciation...................                  2,572,296
                                                                 ------------
   TOTAL NET ASSETS -- 100.0%....................                $19,741,516
                                                                 ------------
   Institutional Class Shares:
   Shares Issued and Outstanding
     (Unlimited authorization, no par value).....                  1,335,536
   Net Asset Value, Offering and Redemption
     Price Per Share ............................                     $14.78
                                                                     ========

  * Non-Income Producing Security

 Cl  Class

(a) The cost for federal income tax purposes was $17,219,054. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $2,572,289. This consisted of aggregate gross unrealized appreciation for all securities of $3,755,794 and aggregate gross unrealized depreciation for all securities of $1,183,505.

The accompanying notes are an integral part of the financial statements.

                                       9
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UAM FUNDS                               PELL RUDMAN MID-CAP GROWTH PORTFOLIO FOR
                                        THE YEAR ENDED APRIL 30, 2001

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STATEMENT OF OPERATIONS

Investment Income
Dividends.......................................................       $ 35,562
Interest........................................................         42,690
                                                                    ------------
   Total Income.................................................         78,252
                                                                    ------------
Expenses
Investment Advisory Fees -- Note B..............................        195,509
Administrative Fees -- Note C...................................         89,075
Printing Expenses...............................................         25,534
Audit Fees......................................................         13,315
Filing and Registration Fees....................................         12,403
Custodian Fees..................................................          6,721
Trustees' Fees -- Note F........................................          3,398
Legal Fees......................................................          2,259
Other Expenses..................................................         20,990
                                                                    ------------
   Total Expenses...............................................        369,204
Less:
Waiver of Investment Advisory Fee -- Note B.....................       (114,229)
                                                                    ------------
   Net Expenses Before Expense Offset...........................        254,975

Expense Offset -- Note A........................................           (814)
                                                                    ------------
   Net Expenses After Expense Offset............................        254,161
                                                                    ------------
Net Investment Loss.............................................       (175,909)
                                                                    ------------
Net Realized Loss on Investments................................       (796,381)
Net Change in Unrealized Appreciation (Depreciation)
   of Investments ..............................................     (2,135,538)
                                                                    ------------
Net Realized and Unrealized Loss on Investments.................     (2,931,919)
                                                                    ------------
Net Decrease in Net Assets Resulting From Operations............    $(3,107,828)
                                                                    ============

The accompanying notes are an integral part of the financial statements.

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 STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended       Year Ended
                                                 April 30,        April 30,
                                                   2001              2000
                                              --------------    --------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss  ...................   $     (175,909)        $(107,737)
   Net Realized Gain (Loss) ...............         (796,381)          957,137
   Net Change in Unrealized Appreciation
     (Depreciation) .......................       (2,135,538)        4,022,628
                                              --------------    --------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations ............       (3,107,828)        4,872,028
                                              --------------    --------------
Distributions:
   Net Realized Gain ......................         (778,945)          (19,797)
   In Excess of Net Realized Gains ........       (1,092,371)               --
   Return of Capital ......................         (116,990)               --
                                              --------------    --------------
   Total Distributions ....................       (1,988,306)          (19,797)
                                              --------------    --------------

Capital Share Transactions:
   Issued .................................        6,632,010         7,195,658
   Issued in Lieu of Cash Distributions ...        1,799,677            17,674
   Redeemed ...............................       (1,296,614)         (547,587)
                                              --------------    --------------
   Net Increase from Capital Share
    Transactions ..........................        7,135,073         6,665,745
                                              --------------    --------------
   Total Increase .........................        2,038,939        11,517,976

Net Assets:
   Beginning of Period ....................       17,702,577         6,184,601
                                              --------------    --------------
   End of Period (Including undistributed
   net investment income of $0 and $0,
   respectively). .........................   $   19,741,516    $   17,702,577
                                              ==============    ==============
Share Issued and Redeemed:
   Shares Issued ..........................          361,810           480,012
   In Lieu of Cash Distributions ..........          116,404             1,121
   Shares Redeemed ........................          (72,870)          (35,514)
                                              --------------    --------------
   Net Increase in Shares Outstanding .....          405,344           445,619
                                              ==============    ==============



The accompanying notes are an integral part of the financial statements.

                                       11
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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO
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 FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                  September 10,
                                        Year Ended   Year Ended     1998* to
                                         April 30,    April 30,     April 30,
                                           2001         2000          1999
                                       ------------ ------------  ------------
Net Asset Value,
 Beginning of Period .................   $  19.03     $  12.76      $  10.00
                                         --------     --------      --------
Income from Investment Operations
Net Investment Loss ..................      (0.13)       (0.12)        (0.02)
Net Realized and Unrealized
 Gain (Loss) .........................      (2.38)        6.41          2.78
                                         --------     --------      --------
Total from Investment Operations .....      (2.51)        6.29          2.76
                                         --------     --------      --------
Distributions:
Net Realized Gain ....................      (0.68)       (0.02)           --
In Excess of Net Realized Gains ......      (0.96)          --            --
Return of Capital ....................      (0.10)          --            --
                                         --------     --------      --------
   Total Distributions ...............      (1.74)       (0.02)           --

Net Asset Value, End of Period .......   $  14.78     $  19.03      $  12.76
                                         ========     ========      ========
Total Return+ ........................     (13.60)%      49.49%        27.50%***
                                         ========     ========      ========

Ratios and Supplemental Data
Net Assets, End of
 Period (Thousands) ..................   $ 19,742     $ 17,703      $  6,185
Ratio of Expenses to
 Average Net Assets ..................       1.30%        1.31%         1.30%**
Ratio of Net Investment
Loss to Average Net Assets ...........     (0.90)%      (0.95)%       (0.68)%**
Portfolio Turnover Rate ..............         41%          42%           24%


  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
  * Commencement of Operations
 ** Annualized
*** Not Annualized


The accompanying notes are an integral part of the financial statements.

                                       12
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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Pell Rudman Mid-Cap Growth Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide capital appreciation by investing primarily in quality growth companies with medium market capitalizations (i.e., companies with market capitalizations that fall within the range of the Russell Mid-Cap Growth Index at the time of investment).

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent

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     that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of net operating losses.

          Permanent book and tax differences relating to net operating losses resulted in reclassifications of an increase of $175,909 to undistributed net investment income, an increase of $58,917 to accumulated net realized loss and a decrease to paid in capital of $116,992.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

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       6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000,
the American Institute of Certified Public Accountants ("AICPA") issued the
AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Pell Rudman Trust Company, N.A., (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of interest, taxes, brokerage commissions and extraordinary expenses, from exceeding 1.30% of average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the eleven months ended March 31, 2001, UAMFSI was paid $83,501, of which $37,539 was paid to SEI for their services, $12,385 to DST for their services and $7,919 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO

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     Pursuant to the Administration Agreement, the Portfolio pays the
Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the one month ended April 30, 2001 the Administrator was paid $5,574.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Purchases and Sales: For the year ended April 30, 2001, the Portfolio made purchases of $12,808,773 and sales of $7,786,143 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     G. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. At April 30, 2001, the Portfolio had no borrowings under the agreement.

     H. Other: At April 30, 2001, 70% of total shares outstanding were held by 2 record shareholders, each owning more than 10% of the aggregate total shares outstanding. UAM was the record shareholder of 34% of the aggregate total shares outstanding.

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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO

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       At April 30, 2000 the Portfolio has elected to defer $2,064,717 of post-October capital losses for Federal income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ending April 30, 2002.

     I. Subsequent Event: Anglo-American fund group Amvescap Plc. announced the proposed acquisition of Pell Rudman & Co., Inc. from Old Mutual plc. The deal is subject to regulatory approval and is expected to close in the third quarter of 2001. When the deal is approved, the adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly UAM), will become an affiliate of Amvescap Plc.

     The closing of the transaction will result in an "assignment" of the advisory agreement. Under the Investment Company Act of 1940, an assignment of an advisory agreement terminates the agreement. As a result, the Board of Trustees and shareholders of the Portfolio will be required to approve a new advisory agreement for the Portfolio. Shareholders will be notified at a later date as to the date of a shareholder meeting to approve a new advisory agreement. For the period from the closing of the transaction through the shorter of shareholder approval of the transaction or 150 days, the Portfolio may operate under an interim advisory agreement that has been approved by the Board of Trustees. During this period, there will be no change in the operations of the portfolio.

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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO

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 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Pell Rudman Mid-Cap Growth Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pell Rudman Mid-Cap Growth Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 10, 1998 (commencement of operations) through April 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
June 15, 2001

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UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO

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Federal Income Tax Information: (Unaudited)

For the year ended April 30, 2001, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 14.58% for the Pell Rudman Mid-Cap Growth Portfolio.

Pell Rudman Mid-Cap Growth Portfolio hereby designates approximately $1,172,875 as a 20% long-term capital gain dividend for the purpose of dividend paid deduction on their federal income tax returns.

                                       19
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                                     NOTES

                                     NOTES

UAM FUNDS                                   PELL RUDMAN MID-CAP GROWTH PORTFOLIO

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Officers and Trustees

James F. Orr, III                        Linda T. Gibson, Esq.
Trustee, President and Chairman          Vice President and Secretary

John T. Bennett, Jr.                     Sherry Kajden Vetterlein
Trustee                                  Vice President and Assistant Secretary

Nancy J. Dunn                            Christopher Salfi
Trustee                                  Treasurer

Philip D. English                        Molly S. Mugler
Trustee                                  Assistant Secretary

William A. Humenuk
Trustee

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Pell Rudman Trust Company, N.A.
100 Federal Street
Boston, MA 02110

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109


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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
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